COLLABORATIVE ARRANGEMENTS	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
COLLABORATIVE ARRANGEMENTS
15.	COLLABORATIVE ARRANGEMENTS

During 2010, we entered into a collaborative arrangement to encourage research, education and patient care activities of mutual benefit in the areas of developing diagnostic and functional assessment capabilities of magnetic resonance imaging for mainstream interventional cardiology and neuroscience. As part of the agreement, we agreed to provide the necessary equipment, maintenance and support staff to achieve the purpose intended by the agreement. The other party has agreed to provide the appropriate clinical validation over a five-year period.

For the years ended December 31, 2014, 2013 and 2012, we recorded no revenue related to this arrangement. During the years ended December 31, 2014, 2013 and 2012 we charged $230, $230 and $230 to research and development.

Any future payments to the participant of this agreement will be recognized in accordance with the Company’s current expenditure policies. The classification of these, or any future payments between participants pursuant to this collaborative arrangement, will be based on the nature of the arrangement. All future costs or revenue generated from third parties will be recognized in the income statement on a gross basis.

During 2011, we entered into a collaborative arrangement with Princess Margaret Hospital to conduct clinical research on IMRIS’ MRgRT™ platform.  As part of the agreement, we developed and manufactured the MRgRT™ platform using IMRIS’ proprietary MR imaging technology in a VISIUS Surgical Theatre. Princess Margaret Hospital agreed to conduct clinical research, which we can use to clinically validate the system and develop a commercially viable version of the platform. During the year ended December 31, 2013 installation was completed and clinical validation could begin.

Revenue related to this arrangement, for the years ended December 31, 2013 and 2012 was $834 and $3,001, and cost of sales were $958 and $1,582. Costs attributable to the VISIUS Surgical Theatre were classified as cost of sales, as incurred.  Costs attributable to the development of the MRgRT™ platform were recognized as prepaid expenses and other assets. During the year ended December 31, 2013 installation was completed and clinical validation could begin, and $8,294 was recognized as research and development expense.

During 2012, we entered into a collaborative arrangement to encourage research, education, and patient care activities of mutual benefit in the areas of interventional cerebrovascular science and imaging, with specific focus in the integration of angiography and MR imaging modalities during interventional stroke procedures. As part of a master research agreement, we agreed to provide the necessary equipment, maintenance and support staff to achieve the purpose intended by the agreement. The other party agreed to provide the Company with clinical validation over a five year period.

Revenue related to this arrangement for the years ended December 31, 2014, 2013 and 2012 was $0, $72 and $2,092, and cost of sales was $0, $91 and $2,092. During the years ended December 31, 2014, 2013 and 2012, we charged $313, $157 and $0 to research and development.